Exhibit 99.2

Joint Press Release for Immediate Release
FB Financial and Southern States Receive Final Regulatory Approvals for Merger
(NASHVILLE, Tenn. & ANNISTON, Ala.) June 12, 2025 — FB Financial Corporation (“FB Financial”) (NYSE: FBK), the parent company of FirstBank, and Southern States Bancshares, Inc. (“Southern States”) (Nasdaq: SSBK), the parent company of Southern States Bank, jointly announced today that they have received all regulatory approvals needed to complete the proposed merger of Southern States with and into FB Financial.
“We’re pleased to have received swift regulatory approval for the merger between FB Financial and Southern States,” said Christopher T. Holmes, President and CEO of FB Financial. “Both institutions share a deep commitment to community banking, and we’re excited about bringing our teams together to continue delivering long-term value for our customers, associates, shareholders, and communities.”
The companies anticipate the transaction to close on July 1, 2025, with systems conversion expected to follow during the third quarter of 2025. As of March 31, 2025, Southern States reported total assets of $2.9 billion, loans of $2.3 billion, and deposits of $2.4 billion, and FB Financial reported total assets of $13.1 billion, loans of $9.9 billion, and deposits of $11.2 billion.
ABOUT FB FINANCIAL CORPORATION
FB Financial Corporation (NYSE: FBK) is a bank holding company headquartered in Nashville, Tennessee. FB Financial operates through its wholly owned banking subsidiary, FirstBank, with 77 full-service bank branches across Tennessee, Alabama, Kentucky, and North Georgia, and mortgage offices across the Southeast. FB Financial Corporation has approximately $13.1 billion in total assets as of March 31, 2025.

ABOUT SOUTHERN STATES BANCSHARES, INC.
Headquartered in Anniston, Alabama, Southern States Bancshares, Inc. (NASDAQ: SSBK) is a bank holding company that operates primarily through its wholly owned subsidiary, Southern States Bank. The Bank is a full-service community banking institution, which offers an array of deposit, loan and other banking-related products and services to businesses and individuals in its communities. The Bank operates 15 branches in Alabama and Georgia and two loan production offices in Atlanta.

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Cautionary Note Regarding Forward Looking Statements

Certain statements by FB Financial contained in this press release that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding FB Financial’s future plans, results, strategies, and expectations, including expectations around changing economic markets and statements regarding the proposed merger of Southern States with FB Financial (the “Proposed Merger”) and expectations with regard to the benefits of the Proposed Merger. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management’s current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s control. The inclusion of these forward-looking statements should not be regarded as a representation by FB Financial or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which FB Financial operates and/or the US economy generally, (2) changes or the lack of changes in government interest rate policies and the associated impact on FB Financial’s business, net interest margin, and mortgage operations, (3) increased competition for deposits, (4) changes in the quality or composition of FB Financial’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio, (5) any deterioration in commercial real estate market fundamentals, (6) risks associated with the Proposed Merger, including (a) the risk that the cost savings and any revenue synergies from the Proposed Merger is less than or different from expectations, (b) disruption from the Proposed Merger with customer, supplier, or employee relationships, (c) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Agreement and Plan of Merger by and between FB Financial and Southern States, (d) the failure to obtain the approval of FB Financial’s and Southern States’ shareholders in connection with the Proposed Merger, (e) the possibility that the costs, fees, expenses and charges related to the Proposed Merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (f) the failure of the conditions to the Proposed Merger to be satisfied, (g) the risks related to the integration of the combined businesses, including the risk that the integration will be materially delayed or will be more costly or difficult than expected, (h) the diversion of management time on merger-related issues, (i) the ability of FB Financial to effectively manage the larger and more complex operations of the combined company following the Proposed Merger, (j) the risks associated
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with FB Financial’s pursuit of future acquisitions, (k) the risk of expansion into new geographic or product markets, (l) reputational risk and the reaction of the parties’ customers to the Proposed Merger, (m) FB Financial’s ability to successfully execute its various business strategies, including its ability to execute on potential acquisition opportunities, (n) the risk of potential litigation or regulatory action related to the Proposed Merger, and (o) general competitive, economic, political, and market conditions, (7) FB Financial’s ability to identify potential candidates for, consummate, and achieve synergies from, other potential future acquisitions, (8) FB Financial’s ability to manage any unexpected outflows of uninsured deposits and avoid selling investment securities or other assets at an unfavorable time or at a loss, (9) FB Financial’s ability to successfully execute its various business strategies, (10) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including legislative developments, (11) the effectiveness of FB Financial’s controls and procedures to detect, prevent, mitigate and otherwise manage the risk of fraud or misconduct by internal or external parties, including attempted physical-security and cybersecurity attacks, denial-of-service attacks, hacking, phishing, social-engineering attacks, malware intrusion, data-corruption attempts, system breaches, identity theft, ransomware attacks, environmental conditions, and intentional acts of destruction, (12) FB Financial’s dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, (13) the impact, extent and timing of technological changes, (14) concentrations of credit or deposit exposure, (15) the impact of natural disasters, pandemics, acts of war or terrorism, or other catastrophic events, (16) events giving rise to international or regional political instability, including the broader impacts of such events on financial markets and/or global macroeconomic environments, and/or (17) general competitive, economic, political, and market conditions. Further information regarding FB Financial and factors which could affect the forward-looking statements contained herein can be found in FB Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in any of FB Financial’s subsequent filings with the Securities and Exchange Commission (“SEC”). Many of these factors are beyond FB Financial’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this press release, and FB Financial undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for FB Financial to predict their occurrence or how they will affect FB Financial. FB Financial qualifies all forward-looking statements by these cautionary statements.

Important Information About the Transactions and Where to Find It
This communication does not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities or a solicitation of any vote or approval. In connection with the Proposed Merger, FB Financial filed a Registration Statement on Form S-4 with the SEC on May 8, 2025, as amended on May 19, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/0001649749/000110465925050527/tm2513910-3_s4a.htm) to register the shares of FB Financial common stock to be issued in the Proposed Merger. The Registration Statement includes a joint proxy statement of FB Financial and Southern States that also constitutes a
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prospectus of FB Financial. The Registration Statement was declared effective by the SEC on May 21, 2025. Southern States filed a definitive joint proxy statement / prospectus on May 21, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1689731/00011046 5925051676/tm2515733-1_defm14a.htm).

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, AS AMENDED, AND THE JOINT PROXY STATEMENT/PROSPECTUS (WHICH IS AVAILABLE AT https://www.sec.gov/Archives/edgar/data/1689731/000110465925051676/tm2515733-1_defm14a.htm), AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING FB FINANCIAL, SOUTHERN STATES, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by FB Financial or Southern States through the website maintained by the SEC at https://www.sec.gov or from FB Financial at its website, https://investors.firstbankonline.com, or from Southern States at its website, https://ir.southernstatesbank.net. Documents filed with the SEC by FB Financial will be available free of charge by accessing the “SEC Filings” tab of FB Financial’s website at https://investors.firstbankonline.com, or alternatively by directing a request by mail to FB Financial’s Corporate Secretary, 1221 Broadway, Suite 1300, Nashville, Tennessee 37203, and documents filed with the SEC by Southern States will be available free of charge by accessing Southern States’ website at https://ir.southernstatesbank.net under the “SEC Filings” tab or, alternatively, by directing a request by mail to Southern States’ Corporate Secretary, 615 Quintard Ave., Anniston, Alabama, 36201.

Participants in the Solicitation
FB Financial, Southern States, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FB Financial and Southern States shareholders in connection with the Proposed Merger under the rules of the SEC. Information about the interests of the directors and executive officers of FB Financial and Southern States and other persons who may be deemed to be participants in the solicitation of shareholders of FB Financial and Southern States in connection with the Proposed Merger and a description of their direct and indirect interests, by security holdings or otherwise, is included in the joint proxy statement prospectus, available at https://www.sec.gov/Archives/edgar/data/1689731/000110465925051676/tm2515733-1_defm14a.htm. Information about the directors and executive officers of FB Financial and their ownership of FB Financial’s common stock may also be found in the definitive proxy statement for FB Financial’s 2025 annual meeting of shareholders (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001649749/000164974925000102/fbk-20250407.htm), filed with the SEC by FB Financial on March 28, 2025, and other documents subsequently filed by FB Financial with the SEC. To the extent holdings of FB Financial common stock by the directors and executive officers of FB Financial have changed from the amounts of FB Financial common stock held by such persons
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as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Southern States and their ownership of Southern States common stock may be found in Amendment No. 1 to Southern States’ Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC by Southern States on April 18, 2025 (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001689731/000162828025018318/ssbk-20241231.htm), and other documents subsequently filed by Southern States with the SEC. To the extent holdings of Southern States common stock by the directors and executive officers of Southern States have changed from the amounts of Southern States common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described above.

MEDIA CONTACT:
Keith Hancock
404-310-2368
keith.hancock@firstbankonline.com
www.firstbankonline.com

FINANCIAL CONTACT:
Michael M. Mettee
615-435-0952
mmettee@firstbankonline.com
investorrelations@firstbankonline.com
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